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                                                                 EXHIBIT 21.1

                     SUBSIDIARIES OF HOMEGROCER.COM, INC.


          SUBSIDIARY LEGAL NAME                 JURISDICTION OF INCORPORATION
          ---------------------                 -----------------------------

     HomeGrocer Australia Pty Limited                      Australia